IVY FUNDS
Ivy Limited-Term Bond Fund
Ivy Mortgage Securities Fund

Supplement dated December 30, 2004
to
Ivy Funds Fixed Income and Money Market Funds Prospectus dated July 29, 2004 and supplemented September 1, 2004 and September 27, 2004

Effective January 1, 2005, purchases in Class A shares of Ivy Limited-Term Bond Fund are subject to a revised initial sales charge, based on the amount of your investment, according to the table below.

		Sales Charge	Reallowance
		as Approximate	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price	Invested	Price
--------	-----------	----------	-----------
under $300,000	2.50%	2.56%	2.00%
$300,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[1]	0.00	0.00	see below

1No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge (CDSC) of 1.00% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

IFDI may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

IFDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge.

You may exchange any Class A shares of Ivy Limited-Term Bond and Ivy Municipal Bond Funds that you have held for at least six months and any Class A shares of these Funds acquired as payment of a dividend or distribution for Class A shares of any other Fund in the Ivy Family of Funds. You may exchange Class A shares of Ivy Limited-Term Bond and Ivy Municipal Bond Funds that you have held for less than six months only for Class A shares of Ivy Limited-Term Bond, Ivy Municipal Bond and Ivy Money Market Funds.

Ivy Mortgage Securities Fund

The following information replaces the footnote regarding Expenses Waived in the section entitled "Fees and Expenses" for Ivy Mortgage Securities Fund:

5WRIICO has contractually agreed to reimburse sufficient 12b-1 fees applicable to Class A shares to limit the total annual operating expenses for Class A at 0.95% through December 31, 2005.

WRS3400C

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